UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 27, 2005

Hard Rock Hotel, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-53211	88-0306263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4455 Paradise Road, Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (702) 693-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On July 27, 2005, Hard Rock Hotel, Inc. issued a press release reporting its results of operations for the three-month and six month periods ended June 30, 2005.  The press release is being furnished hereto as Exhibits 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARD ROCK HOTEL, INC.
Date: July 28, 2005	By:	/s/ James D. Bowen
James D. Bowen, Chief Financial Officer/ Treasurer and Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Hard Rock Hotel, Inc. dated July 27, 2005, reporting results of operations for the three-month and six-month periods ended June 30, 2005.